Accounts Payable - Summary of Accounts Payable (Detail) - ARS ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Non-current
Accounts payable for investments in Property, plant and equipment	$ 139,378	$ 595,581
Total	139,378	595,581
Current
Suppliers	2,151,876	3,184,291
Related parties (Note 19)	426,760	412,424
Accounts payable for Investments in Property, plant and equipment	5,375,989	2,554,204
Expenses accrual	1,109,223	1,314,914
Total	$ 9,063,848	$ 7,465,833